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EXHIBIT 10.15

                            ASSET PURCHASE AGREEMENT

       ASSET PURCHASE AGREEMENT, dated as of October 4, 2001 (this "AGREEMENT"), by and between SIGNONLINE, INC., a Delaware corporation ("SELLER"), and WAVE SYSTEMS CORP., a Delaware corporation (the "BUYER").

                                    RECITALS

       WHEREAS, the Seller is a debtor and debtor in possession in a Chapter
11 case pending before the United States Bankruptcy Court for the Central District of California (the "BANKRUPTCY COURT") under Case No. SA01-16067JB; and

       WHEREAS, the Seller desires to sell to the Buyer all of the Seller's right, title and interest in and to certain of its assets, and the Buyer is willing to purchase such assets on the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller, subject to the entry of an order by the Bankruptcy Court approving the transaction contemplated by this Agreement, hereby agree as follows:

1.     PURCHASE OF ASSETS.

       Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 4 hereof), the Seller shall transfer, sell, convey, assign, and deliver to the Buyer, and the Buyer shall purchase from the Seller, free and clear of all liens, claims, interests, and encumbrances of any kind, nature or description, all of the Seller's right, title and interest in and to the following assets and property of the Seller (the "ASSETS"):

       (a) All right, title and interest in and to all of the software and other technology of any kind owned in whole or in part by the Seller, including without limitation all: United States or foreign patents and copyrights; United States or foreign patent and copyright registrations and applications (including without limitation Process Patent Application Number 09/415893); rights to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed in any such patent or patent application; rights (but not obligations) to make and prosecute applications for such patents; continuations-in-part, continued prosecution applications, requests for continued examination, reissues, reexaminations, renewals or extensions to any such patents or patent applications; object code and source code (whether or not in current version); flowcharts; block diagrams; designs; technical information; inventions (whether or not patentable); improvements,; know-how; trade secrets; formulae; processes; bug-fixes; modifications; enhancements; works in progress; versions and other related proprietary information or intellectual property rights of any kind including all products and proceeds (including insurance proceeds) of any and all of the foregoing (collectively, the "SOFTWARE"). Without limiting the generality of the foregoing, the term Software shall include the software listed in Section 1 of SCHEDULE A attached hereto.

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       (b)    All right, title and interest in and to all technical and
descriptive materials owned by the Seller (in written or electronic form) relating to the design, development, use of, and/or maintenance of the Software including without limitation all user guides, tutorials, instruction manuals, the object code and the source code, system documentation, statements of principles of operation, and schematics for the Software, any pertinent commentary or explanation that may be necessary to render such materials understandable and usable by a trained computer programmer and other related materials (collectively, the "DOCUMENTATION"). Without limiting the foregoing, the Documentation shall include the items listed in Section 2 of SCHEDULE A attached hereto.

       (c) All right, title and interest in and to the computer hardware and other fixed assets listed on SCHEDULE B hereto.

       (d) All right, title and interest in and to all registered and unregistered trademarks, trade names and service marks (including all trademark, trade name and/or service mark applications and registrations) owned by the Seller (collectively, the "TRADEMARKS") as well as all registered domain names owned by the Seller (the "DOMAIN NAMES"). Without limiting the generality of the foregoing, the term Trademarks shall include the items listed on SCHEDULE C hereto and the term Domain Names shall include the domain names set forth on SCHEDULE D hereto.

2.     ASSUMPTION OF LIABILITIES.

       Anything to the contrary notwithstanding, the Buyer shall not assume, and shall not be deemed to have assumed, any liabilities or obligations of any nature.

3.     PURCHASE PRICE; PAYMENT TERMS.

       (a) The purchase price for the Assets (the "PURCHASE PRICE") shall be $250,000.00, to be paid in the manner set forth in Section 3(b) below.

       (b)    The Purchase Price shall be paid in the following manner:

              (i) Buyer shall forgive the total amount of all outstanding indebtedness, on and as of the date of Closing Date, (the "DIP DEBT") under the Secured Promissory Note and the Security Agreement between the Buyer, as lender, and the Seller, as debtor in possession and borrower, which the parties have entered into pursuant to that certain Stipulation and Emergency Order Authorizing Secured Post Petition Financing On A Super-Priority Basis Pursuant to Section 364 of the Bankruptcy Code and Scheduling A Final Hearing Pursuant To Bankruptcy Rule 4001(c) dated as of August 13, 2001.

              (ii) Buyer shall pay to Seller an amount equal to $250,000 LESS the DIP Debt by wire transfer to Seller's bank account as designated by Seller in writing prior to the Closing.

4.     THE CLOSING DATE.

       The closing of the purchase and sale of the Assets as contemplated hereby (the "CLOSING", and the date on which the Closing occurs, the "CLOSING DATE") shall take place at the offices of

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Bingham Dana LLP, counsel to the Buyer, 399 Park Avenue, New York, New York
10022, or such other place as the parties may agree, as soon as is practicable following entry of the Sale Order (defined in Section 10 hereof) but in any event no later than September 7, 2001 unless otherwise agreed by the Buyer; PROVIDED, HOWEVER, the Sale Order provides that the Buyer is a good faith purchaser and entitled to the full protections of 11 U.S.C. Section 363(m) (including, without limitation, with respect to assigned Assets) and there is not entered a stay of the Sale Order.

5.     DELIVERIES BY THE SELLER AT THE CLOSING.

       5.1 The Seller shall, upon the terms set forth in this Agreement, execute and deliver to the Buyer at the Closing:

       (a) a bill of sale substantially in the form attached hereto as EXHIBIT A selling, transferring, conveying, assigning and delivering all of Seller's right, title and interest in and to the Assets to the Buyer;

       (b) one or more patent assignments substantially in the form attached hereto as EXHIBIT B selling, transferring, conveying, assigning and delivering to Buyer all of Seller's right, title and interest in and to all patent and/or patent applications owned by Seller;

       (c) one or more trademark assignments substantially in the form attached hereto as EXHIBIT C selling, transferring, conveying, assigning and delivering to Buyer all of Seller's right, title and interest in and to all of the Trademarks;

       (d) one or more domain name transfer agreements substantially in the form attached hereto as EXHIBIT D; relinquishing all right and interest in each of the Domain Names and authorizing Network Solutions (or other service provider) to register each such Domain Name in the name of Buyer; and

       (e) all such other bills of sale, assignments, releases, consents to assignment and other instruments of sale, conveyance, assignment and transfer, in form and substance satisfactory to the Buyer as the Buyer may reasonably require in order for the Seller to convey to the Buyer all of the Seller's right, title and interest in and to the Assets, including without limitation certified copies of pleadings filed by the Seller with the Bankruptcy Court in connection with the sale and the Sale Order.

       5.2 The Seller shall, upon the terms set forth in this Agreement, deliver to the Buyer at the Closing:

       (a) fully and duly executed certificates required pursuant to Section 11(b)(viii) and 11(b)(ix); and

       (b) a master copy of each computer program of the Software in object code and source code (which shall be in a form suitable for copying), its entire inventory of copies of the Software (whether in object code, source code or in any other form) and its entire inventory of Documentation. Seller shall provide Buyer with complete and unrestricted access to the facilities and/or sites at which any or all of the Equipment is located and shall take all other actions reasonably requested by Buyer in order to transfer title and

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       possession of the Equipment to Buyer. The risk of loss for all Assets shall remain with Seller and shall not pass to Buyer until such time as the Closing is consummated.

6.     BROKER'S AND FINDER'S FEES.

       Each of the parties hereto agrees to pay any claim for brokerage fees owed to any broker employed by such party in connection with the transactions contemplated by this Agreement (the "TRANSACTIONS"). The Buyer and Seller each represent that it has not employed a broker in connection with the Transactions.

7.     REPRESENTATIONS AND WARRANTIES BY THE BUYER.

       The Buyer represents and warrants to the Seller as follows:

       (a) The Buyer is a corporation duly organized and existing and in good standing under the laws of the State of Delaware. The Buyer has full corporate authority and power to enter into the Transactions.

       (b) The Buyer has taken all necessary actions, corporate or otherwise, to authorize the execution, delivery, and performance of this Agreement and agreements in connection herewith.

       (c) This Agreement, when executed and delivered by each party, shall constitute legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to (a) this Agreement being a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, (b) entry by the Bankruptcy Court of the Sale Order, and (c) all applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application.

8.     REPRESENTATIONS AND WARRANTIES BY THE SELLER.

       The Seller represents and warrants to Buyer as follows:

       (a) Seller is a corporation validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority to conduct its business and to own its assets (including the Assets).

       (b) Subject to approval of the sale by the Sale Order, Seller has the power and authority to execute, deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby, has taken all necessary corporate action to authorize the execution and delivery of this Agreement and such other agreements and instruments necessary for the consummation of the Transactions. This Agreement is, and the other agreements and instruments to be executed and delivered by Seller in connection with the Transactions shall be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms.

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       (c)    At the Closing, Seller will have, and will transfer to Buyer, good and marketable title to the Assets, free and clear of any and all mortgages, liens, security interests, claims, encumbrances and other interests.

       (d) In no instance has the eligibility of the Software or Documentation for protection under applicable copyright law been forfeited to the public domain. Seller has not applied for or obtained any registration of any copyright associated with the Software, Documentation or any related intellectual property.

       (e) SCHEDULE 8(e) hereto sets forth all patents and/or patent applications owned by the Seller as of the date hereof (the "PATENTS"). There is no litigation or proceeding pending concerning the validity or enforceability of the Patents.
              Other than as set forth on SCHEDULE 8(e), the Seller is the sole and exclusive owner of the entire right, title and interest in and to each of the Patents free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and other interests. The Seller has preserved and maintained all rights in the Patents, including without limitation the payment when due of all maintenance fees and other fees, taxes and other expenses incurred or accrued with respect to the Patents.

       (f) Seller has used its best efforts, but at a minimum commercially reasonable efforts, to protect the integrity and confidentiality of the trade secrets contained within the Assets. There has been no material violation of its trade secret policies. There have been no unauthorized disclosures of such trade secrets and all such disclosures have been made pursuant to confidentiality agreements commercially reasonable in form and substance and effective to protect the proprietary nature of such trade secrets. There have been no breaches of any such confidentiality agreements. The Software, Documentation and all confidential or proprietary materials pertaining to thereto (1) have at all times been maintained in confidence, (2) have been disclosed by Seller only to employees and consultants having "a need to know" the contents thereof in connection with the performance of their duties to Seller.

       (g) All personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of the Software and the Documentation on behalf of Seller have been party to a "work-for-hire" arrangement or agreement with Seller, in accordance with applicable federal and state law, that has accorded and/or assigned Seller full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising, and have executed all necessary instruments of assignment in favor of Seller necessary to convey to Seller full, effective, and exclusive ownership of all tangible and intangible property thereby arising. SCHEDULE 8(g) identifies all such agreements or instruments referenced in the preceding sentence as well as all employment, consulting or other agreements with any individuals who have contributed to or participated in the conception and development of the Software, the Documentation or any other intellectual property rights of the Seller. All employees and/or officers of the Seller (whether or not presently employed by Seller) have executed Seller's Employee Intellectual Property Agreement in the form attached hereto EXHIBIT E.

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       (h)    The Documentation includes the source code, system documentation, statements of principles of operation, and schematics for the Software as well as any pertinent commentary or explanation that may be necessary to render such materials understandable and usable by a trained computer programmer. The Documentation also includes any program (including compilers), "workbenches," tools, and higher level (or "proprietary") language used for the development, maintenance, and implementation of the Software.

       (i) Neither the Software, the Documentation, the Trademarks, the Domain Names, nor any other Asset any infringes, violates or misappropriates in any manner any United States or foreign patent, copyright, trade secret, license, know-how, trademark, trade name, or other proprietary or intellectual property right of any third person. Seller has not received any notice of, nor is Seller aware of, any conflict with any asserted trademark, trade name, patent, trade secret, license, copyright, know-how, or other proprietary right of any other person.

       (j) Other than as set forth on SCHEDULE 8(j) hereto, the Software is and will be free from all viruses, bugs, worms, trap doors, back doors, built-in or use driven destruction mechanisms, injurious or damaging algorithms, time bombs, trojan horses, calendar or date computing problems or other deficiencies that can disable or adversely affect the performance of the Software. The Software conforms in all material respects with the specifications and performance standards set forth in the Documentation, contains no known material defects and is compatible with operating systems commonly used in the industry. The Software includes all source code and object code prepared in connection with or created for the Software including the most current and all previous versions, all updates, enhancements, bug fixes and/or any other materials associated with the Software.

       (k) Except as set forth on SCHEDULE 8(k) hereto, the Software, Documentation and other Assets contain no source code, object code, or other programming materials or intellectual property in which any third-party can claim superior, joint or common ownership or other interest in. The Software and Documentation do not contain derivative works of any programming or other materials not owned in their entirety by Seller and included in the Assets.

       (l) SCHEDULE 8(l) hereto is a complete list of customers that have purchased products or services from the Seller since the commencement of its business.

       (m) Except as set forth in SCHEDULE 8(m) hereto there are no material licenses, permits, authorizations, consents and franchises necessary to own the Assets or to conduct the business substantially as presently conducted by Seller.

       (n) Except as may be required by the Bankruptcy Court pursuant to applicable law, no consents, approvals, or authorizations of or filings with any governmental body or authority are required on the part of Seller in connection with the execution, delivery, or performance of this Agreement.

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       (o)    Except for Seller's Chapter 11 Petition before the Bankruptcy
              Court and as set forth in SCHEDULE 8(o) hereto, there are no claims, actions, suits, proceedings, or investigations pending before any court, governmental body, or arbitration tribunal or, to the best of Seller's knowledge, threatened against Seller nor has Seller received any written notice of infringement or conflict with the asserted rights of others with respect to the Software, Documentation and/or any of the other Assets or otherwise related to the business of Seller. Except as disclosed in SCHEDULE 8(o) hereto, there is no order, decree or judgment of any kind in existence enjoining or restraining
              Seller or any of its directors, officers, or employees (in their respective capacities as such) or requiring any of them to take or refrain from taking any action of any kind relative to the Assets or this Agreement.

       (p) The use, operation, ownership, and possession of the Assets (including without limitation the Software and Documentation) as presently used, operated, owned and possessed by Seller have not and do not violate or infringe any applicable laws, statutes, ordinances, rules, regulations, or directives, whether legislatively, judicially, or administratively promulgated, including without limitation those relating to health, safety, or the environment.

       (q) Neither this Agreement, the schedules and exhibits attached hereto, the certificates furnished (or other documents executed by Seller and delivered to Buyer) in connection herewith, nor the materials and responses provided by Buyer to Seller in connection with Buyer's due diligence contain or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

       (r) Except as disclosed on SCHEDULE 8(r), all tax returns of every kind (including without limitation returns of real and personal property taxes, federal and state income taxes, franchise taxes, intangible taxes, withholding taxes, and FICA and unemployment compensation taxes) relating to the Seller's business that are due to have been filed in accordance with any applicable law have been duly filed and all taxes shown to be due on such returns have been paid in full. Seller has never had any of its tax returns in any year audited by the Internal Revenue Service or any other governmental authority. There are no pending or threatened deficiency assessments with respect to the Seller's federal, state or local taxes. There are no tax liens imposed by any governmental authority outstanding against the assets, properties or business of the Seller.

9.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

       The Buyer and the Seller acknowledge that all representations and warranties made herein are made with the knowledge and expectation that each of them is placing complete reliance thereon. All representations and warranties made by each entity to this Agreement shall survive this Agreement, notwithstanding any language in any subsequent document.

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10.    SALE ORDER.

       As a condition to the Buyer's and Seller's obligations, Seller must move for, and the Bankruptcy Court must issue, an order approving the sale of the Assets pursuant to this Agreement (the "SALE ORDER"). The Sale Order submitted upon such motion by the Seller shall be in form and substance reasonably satisfactory to the Buyer, shall be approved by Buyer prior to submission of such motion and shall order, provide and authorize that, among other things, (i) the sale, transfer, and assignment of the Assets by the Seller to the Buyer (a) will be a legal, valid and effective transfer and assignment of the Assets; (b) will vest the Buyer with good title in and to the Assets free and clear of all liens, charges, claims, encumbrances and interests of any kind, nature or description; and (c) will constitute reasonably equivalent value and fair consideration under the relevant provisions of the Code and applicable state law, (ii) the transactions contemplated by this Agreement are undertaken by the Buyer in good faith as the term is used in Section 363(m) of the Bankruptcy Code and the protections of Section 363(m) shall apply to such transactions, and
(iii) the Buyer shall be deemed not to be a successor of the Seller. Subject to receipt of higher and better offers as prescribed in the order (which shall include the bidding procedures set forth in the Bid Proposal (as defined below) and shall otherwise be in form and substance satisfactory to the Buyer) entered by the Bankruptcy Court on August 17, 2001(the "PROCEDURES ORDER"), the Seller shall use reasonable efforts to obtain entry of the Sale Order.

11.    CONDITIONS PRECEDENT.

       (a) In addition to other conditions precedent contained herein, the Seller's obligations to effect the Transactions hereunder are expressly made contingent on the occurrence or satisfaction of the following conditions on or before the Closing Date unless waived by the Seller in its sole and absolute discretion in writing:

              (i) the entry of the Sale Order by the Bankruptcy Court following notice and a hearing on the Motion;

              (ii) no decree, order or ruling of any nature whatsoever being in effect which has the effect of: (1) enjoining, delaying, restraining, prohibiting or obtaining damages or other relief as a result of the sale contemplated hereby (2) prohibiting or materially limiting the ownership or operation by the Seller, the Buyer or any of their respective subsidiaries of all or any material portion of the Assets, or compelling the Seller, the Buyer or any of their respective subsidiaries to dispose of or hold separate all or any material portion of the Assets, as a result of the Transactions; or (3) requiring divestiture by the Buyer of any material property of the Seller;

              (iii) the completion of any necessary government regulatory requirements; and

              (iv) the representations and warranties set forth in Section 7 above shall be true and correct in all material respects at and as of the Closing

       (b) In addition to other conditions precedent contained herein, the Buyer's obligations to effect the Transactions hereunder are expressly made contingent on the occurrence or satisfaction of the following conditions on or before the Closing Date unless waived by the Buyer in its sole and absolute discretion in writing:

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              (i)    the entry of the Sale Order by the Bankruptcy Court
following notice and a hearing on the Motion;

              (ii) no decree, order or ruling of any nature whatsoever being in effect which has the effect of: (1) enjoining, delaying, restraining, prohibiting or obtaining damages or other relief as a result of the sale contemplated hereby (2) prohibiting or materially limiting the ownership or operation by the Seller, the Buyer or any of their respective subsidiaries of all or any material portion of the Assets, or compelling the Seller, the Buyer or any of their respective subsidiaries to dispose of or hold separate all or any material portion of the Assets, as a result of the Transactions; or (3) requiring divestiture by the Buyer of any material property of the Seller;

              (iii) after the date hereof, neither the United States Supreme Court nor the United States Court of Appeals for the Ninth Circuit shall have entered an order or issued an opinion, nor shall the Code have been amended in such a manner, that the Buyer could reasonably conclude that, as a result of such order, opinion or amendment, the benefits and protection that would be provided to the Buyer or any of its subsidiaries or its affiliates by the Sale Order would be less protective in any material respect than under current law;

              (iv) the representations and warranties set forth in Section 8 above shall be true and correct in all material respects at and as of the Closing; and

              (v) the completion of any necessary government regulatory requirements;

              (vi) the employment by the Buyer of such personnel of the Seller which, together with the existing personnel of the Buyer, are sufficient in the reasonable judgment of the Buyer to carry on the business relating to the Assets and the Seller's waiver and/or termination of any and all non-competition agreements or other restrictions which may prohibit any such personnel from performing services related to the Assets on behalf of Seller;

              (vii) the receipt of consent of the Seller's secured creditors to the Transactions;

              (viii) the receipt of a certificate, dated as of the Closing Date and executed by the Chief Executive Officer of the Seller, certifying that (1) the representations and warranties of the Seller set forth in Section 8 of this Agreement are true and correct in all material respects at and as of the Closing and (2) the conditions precedent to the Closing contained in paragraphs of this
Section 11 shall have been fulfilled and satisfied;

              (ix) the Buyer shall have received a copy of the resolutions of the Board of Directors and the stockholders of Seller authorizing the Transactions, certified by the Secretary of the Seller as true and correct as of the Closing Date; (x) between the date hereof and the Closing Date, the Seller shall have (a) conducted its business and operations in the ordinary and usual course, consistent with past practice; (b) not engage in any extraordinary transactions; and (c) use its best efforts to preserve intact its business organization, keep available the services of its employees and maintain satisfactory relationships with suppliers, contractors, licensors, lenders, customers and others having business relationships; and

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              (xi)   satisfactory completion of legal and business due diligence by the Buyer.

12.    PRESERVATION OF ASSETS PENDING SALE.

       During the term of this Agreement and pending the Closing, the Seller shall take such actions as are reasonably necessary to secure the Assets and prevent their unauthorized use and dissipation. The Seller represents that it shall continue to operate the business as it is currently being operated. The Seller will not sell, transfer, convey or otherwise dispose of any of the Assets, other than sales of inventory in the ordinary course of business.

13.    WAIVER.

       Either party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreement s or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

14.    GOVERNING LAW.

This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would result in or may cause the application of any other law than that of the Commonwealth of Massachusetts.

15.    NOTICES.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered by facsimile or hand or express courier service or registered or certified mail, return receipt requested, if to the Buyer:

                           Wave Systems Corp.
                           480 Pleasant Street
                           Suite A-200
                           Lee, MA  01238
                           Facsimile:  (413) 243-0045
                           Attention:  Steven Sprague

with a copy to:            Bingham Dana LLP
                           399 Park Avenue
                           New York, NY  10022
                           Facsimile:  (212) 752-5378

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                           Attention:  Neil W. Townsend, Esq.

if to the Seller:          SignOnline, Inc.
                           113 Via Eboli
                           Newport Beach, CA 92663
                           Attention:  Kelly Purcell
                           Phone:  (949) 439-0064
                           Facsimile:  (949) 673-4540

       or such other address as any party shall give notice of to the others in accordance with this Section.

16.    FURTHER ASSURANCES.

       The Seller shall from time to time both before and after the Closing, at the request of the Buyer, do all such things and execute all such documents as the Buyer may consider necessary or desirable to effect the Transactions and/or to evidence Buyer's rights in and to the Assets.

17.    PUBLIC ANNOUNCEMENTS.

       No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the Transactions or otherwise communicate with any news media without prior notification to the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

18.    SEVERABILITY.

       If any provision in this Agreement shall be declared void or unenforceable by any judicial or administrative authority, such provisions shall be deemed amended to conform to the applicable laws so as to be valid, legal and enforceable to the maximum extent possible.

19.    ENTIRE AGREEMENT.

       This Agreement, including any exhibits hereto and the other instruments executed and/or delivered on or before the Closing Date, constitutes the complete agreement and understanding of the parties hereto with respect to the Transactions and supersede all prior agreements and understandings, written or oral, except for the terms of that certain Bid Proposal entered into between Buyer and Seller on August __, 2001.

20.    BENEFITS.

       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns and trustees.

21.    COUNTERPARTS.

       This Agreement may be executed in one or more counterparts (including by telecopier), each of which may be introduced in evidence or used for any other purpose without any other counterpart, all of which together shall constitute one in the same agreement.

22.    NO THIRD-PARTY BENEFICIARIES.

       This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and assigns.

23.    HEADINGS AND CAPTIONS.

       The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any terms or provisions hereof.

24.    AMENDMENTS.

       The parties hereto may mutually amend any provision of this Agreement, subject to approval of the Bankruptcy Court; PROVIDED, HOWEVER, all such amendments shall be in writing and executed by all parties hereto.

                  [remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        WAVE SYSTEMS CORP.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        SIGNONLINE, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                   [SIGNATURE PAGE - ASSET PURCHASE AGREEMENT]

                                    EXHIBIT A

                                  BILL OF SALE

                                    EXHIBIT B

                                PATENT ASSIGNMENT

                                    EXHIBIT C

                              TRADEMARK ASSIGNMENT

                                    EXHIBIT D

                         DOMAIN NAME TRANSFER AGREEMENT

                                    EXHIBIT E

                    EMPLOYEE INTELLECTUAL PROPERTY AGREEMENT

                                   SCHEDULE A

                           SOFTWARE AND DOCUMENTATION

SECTION 1.    SOFTWARE

SmartSignature Software, Smart Notary, TagTool, SmartSAFE, Certificate Revocation DLL, SignOnline Demos and the PKI and Authentication Platform.

SECTION 2.    DOCUMENTATION

SignOnline Project Library, SignOnline Technical Manual, SignOnline Implementation Guide, Repository (SmartSAFE) Help Manual, SmartSignature and Tag Tool Manual, SmartSAFE Operational Readiness Logs, and the Phase Two Development Binder.

NYDOCS:1008178.7

                                   SCHEDULE B
                                     ASSETS

                                      MODEL
  DESCRIPTION      MAKE              NUMBER                 STATUS
  ----------       ----              -------                -------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 6350        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Dell           PowerEdge 2450        at data center
--------------------------------------------------------------------------------
Server             Storage Tek    Storage               at data center
                                  Tek L!80
--------------------------------------------------------------------------------
Server Rack        Dell           84"H,  42"u           at data center
                                  incl. KVM
                                  Switch &
                                  Flat
--------------------------------------------------------------------------------
                                  Screen LCD
Server Rack        Dell           84"H, 42"u            at data center
                                  incl. KVM
                                  Switch &
                                  Flat
                                  Screen LCD
--------------------------------------------------------------------------------

Server Rack        Dell           84"H, 42"u            at data center
                                  incl. KVM
                                  Switch &
                                  Flat
                                  Screen LCD
--------------------------------------------------------------------------------
Router             Cisco                 7206           at data center
--------------------------------------------------------------------------------
Switch             Cisco          2924 XLS              at data center
--------------------------------------------------------------------------------
Switch             Cisco          2924 XLS              at data center
--------------------------------------------------------------------------------
Workstation        Dell           Dimension             at data center
--------------------------------------------------------------------------------
Workstation        Gateway                              at data center
--------------------------------------------------------------------------------
Firewall           Cisco          PIX 515               at data center
--------------------------------------------------------------------------------
Comm Rack                                               at data center
--------------------------------------------------------------------------------
Router             Cisco          Catalyst              At Irvine office
                                  2900
                                  series XL
--------------------------------------------------------------------------------
TeleVantage        Gateway        E-4200-450            At Irvine office;
Server                                                  includes Netopia router
--------------------------------------------------------------------------------
Docking Station    Dell           Latitude              Kelly holding
                                  C/Port II
                                  PRX
--------------------------------------------------------------------------------
Laptop             Dell           Latitude CS           Kelly holding
--------------------------------------------------------------------------------
Printer            Tektronix      Phaser 740            Kelly holding
                                  (color)
--------------------------------------------------------------------------------
ZipCD              Iomega         ZipCD 650             Kelly holding
                                  USB
--------------------------------------------------------------------------------
Scanner            HP             ScanJet               Kelly holding
                                  5200C
--------------------------------------------------------------------------------
Router             Cisco          C675                  Nancy holding
--------------------------------------------------------------------------------
Router             Cisco          C675                  Nancy holding
--------------------------------------------------------------------------------
Scanner            HP             ScanJet               Nancy holding
                                  5200C
--------------------------------------------------------------------------------
ZipCD              Iomega         ZipCD                 650 Nancy holding
                                  USB
--------------------------------------------------------------------------------
Docking Station    Dell           For                   Nancy holding
                                  Inspiron
--------------------------------------------------------------------------------
Docking Station    Dell           Latitude              Nancy holding
                                  C/Port II
                                  PRX
--------------------------------------------------------------------------------
Laptop             Dell           Latitude CS           Nancy holding
--------------------------------------------------------------------------------
Printer            HP             DeskJet 722           Nancy holding
--------------------------------------------------------------------------------
Monitor            Gateway        EV700A                Nancy holding
--------------------------------------------------------------------------------
Laptop             Dell           Inspiron              Nancy holding;  missing
                                  3700                  NIC and CD drive
--------------------------------------------------------------------------------
Switch             Cisco          2924 XLS              RJ holding
--------------------------------------------------------------------------------
LCD                Lightware      Scout                 Vicky holding
--------------------------------------------------------------------------------
Fax                Sharp          Sharp                 Vicky holding
                                  FO-5600
--------------------------------------------------------------------------------

Printer            HP             DeskJet 695C          Vicky holding
--------------------------------------------------------------------------------
Printer            HP             4000TN Laser Jet      Vicky holding
--------------------------------------------------------------------------------
Laptop             Dell           Latitude CS           Vicky holding
--------------------------------------------------------------------------------

                                   SCHEDULE C

            TRADEMARKS REGISTRATIONS PENDING WITH THE U.S. PATENT AND
                                TRADEMARK OFFICE

                 MARK                              SERIAL NO.            FILING DATE
SIGNON-LINE, INC.                                  75/750,055          August 4, 1999
--------------------------------------------------------------------------------------
SIGNONLINE, INC.                                   75/765,473          August 27, 1999
--------------------------------------------------------------------------------------
ISIGNONLINE                                        76/156,203         October 30, 2000
--------------------------------------------------------------------------------------
S SIGNONLINE                                       76/156,287         October 30, 2000
--------------------------------------------------------------------------------------
SMARTSIGNATURE                                     76/156,224         October 30, 2000
--------------------------------------------------------------------------------------
SMARTSAFE                                          76/156,288         October 30, 2000
--------------------------------------------------------------------------------------
SMARTNOTARY                                        76/156,289         October 30, 2000
--------------------------------------------------------------------------------------
SMARTBIO                                           76/156,201         October 30, 2000
--------------------------------------------------------------------------------------
SECURE ACCESSIBLE FILE ENVIRONMENT                 76/181,886         October 30, 2000
--------------------------------------------------------------------------------------
INSURING THE INTEGRITY OF DIGITAL CONTRACTS        76/156,204         October 30, 2000
--------------------------------------------------------------------------------------

                                   SCHEDULE D

                                  DOMAIN NAMES

enotarypublic.com (registered domain name) signon-line.com (registered domain name) signon-line.net (registered domain name) signon-line.org (registered domain name) isignonline.com (registered domain name) signonline.com (registered domain name) mysignonline.com (registered domain name) isignonline.net (registered domain name) isignonline.org (registered domain name) mysignonline.net (registered domain name) mysignonline.org (registered domain name) mysafedepositbox.net (registered domain name) mysafedepositbox.org (registered domain name) mysafetydepositbox.com (registered domain name) mysafetydepositbox.net (registered domain name) mysafetydeositbox.org. (registered domain name) solfolders.com (registered domain name) solfolders.net (registered domain name) solfolders.org (registered domain name)

                                  SCHEDULE 8(e)

                                     PATENTS

                                      None

                               PATENT APPLICATIONS

  INVENTORS                SERIAL NO.                FILING DATE
  Nancy A. Alley,          09/415893                   10/08/99
  Kelly A. Purcell

                                  SCHEDULE 8(g)

Employee Intellectual Property Agreements have been entered into with the following list of current and former employees/officers, which list consists of all of SignOnline's current and former officers/employees.

Steve Johnson, Director,  CEO
Patrick Mundt, Business Development Manager-(Signed IP Agreement cannot be located) Matt Ritter, Sales-(Signed IP Agreement cannot be located) Reggie Russell, Sales John Burns, Contract Manager Sean (John Stephenson), Admin. Asst. Jason Stilwel, Marketing
LaRae Flaa, Compliance Manager
Kristen Garner, Reseller Strategy
Brad Harvey, Sr.V.P., Director
Vicky Clement, Sr.V.P.

NAME               POSITION

The following is a list of the authors, developers, or contributors to the development of the Company's Software:

AUTHOR/DEVELOPER/                                            EMPLOYEE/
CONTRIBUTOR                     SOFTWARE                     CONSULTANT       NOTES
-----------                     --------                     ----------       -----
Nancy Alley                     All                          Employee         Product Development/Customer Requirements;
                                                                              Signed Employee Intellectual Property
                                                                              Agreement

Ian Vasquez                     Product demos                Employee         Signed Employee Intellectual Property
                                                                              Agreement.  Terminated June 2001 due to
                                                                              closing of Tucson office.

Courtney Bishop                 All                          Employee         Signed Employee Intellectual Property
                                                                              Agreement; no development but did assist in
                                                                              technical specs and error tracking
                                                                              Terminated June 2001 due to closing  of
                                                                              Tucson office.

Jason Stilwell                  Product demos                Employee         Signed Employee Intellectual

AUTHOR/DEVELOPER/                                            EMPLOYEE/
CONTRIBUTOR                     SOFTWARE                     CONSULTANT       NOTES
-----------                     --------                     ----------       -----
                                                                              Property Agreement. Terminated June 2001 due to
                                                                              closing of Irvine office.

Jonathan Kearns                 All                          Consultant       Part of Iridium  Technologies; assisted in
                                                                              product development; network architecture;
                                                                              also have individual contract (Jan. 2001)

Iridium Technologies            All                          Consultant       See Jonathan Kearns; work for hire

3GI                             SmartSignature 1.0;          Consultant       V1.0; acquired by Maximus; see contract for
                                SmartSAFE Revocation DLL                      retained rights in software
                                1.0

3GI Maximus                     SmartSignature 1.1;          Consultant       Subcontracted through Iridium Technologies;
                                SmartSAFE Revocation  DLL                     no direct agreement
                                1.1; Identrus
                                SmartSignature version
                                (demo)

Certus Corporation              SmartSAFE 1.0; TagTool 1.0   Consultant       Subcontracted  through Iridium Technologies;
                                                                              no direct agreement

Archon Technologies, Inc.       SmartSAFE 1.1; TagTool       Consultant       See contract for "Background Technology"
                                1.1; PKI & Authentication
                                Platform; Identrus Platform

Integrated Axis                 All                          Consultant       Kearns new company

Greg Kellogg                    SmartSAFE 1.0; 1.1           Consultant       Subcontracted through Iridium Tech and Archon

Michael Brendimus               SmartSAFE 1.0; 1.1           Consultant       Subcontracted through Iridium Tech and Archon

Oleg Tishkevich                 SmartSAFE 1.0;               Consultant       Subcontracted  through Iridium Technologies;
                                SmartSignature 1.0                            no direct agreement

VeriSign                        Installed OnSite             Consultant       Did not contribute to Software but did
                                                                              install software in data center

AUTHOR/DEVELOPER/                                            EMPLOYEE/
CONTRIBUTOR                     SOFTWARE                     CONSULTANT       NOTES
-----------                     --------                     ----------       -----
EMC                             Installed EMC software       Consultant       Did not contribute to Software but did
                                                                              install software in data center

SCB                             Monitor data center          Consultant       Ongoing monitoring

                                  SCHEDULE 8(j)

SignOnline is in possession of source and object code of Software through Version 1.1.

Solution Component       Error Description/                  Known Causes for
                         Operating System                    Error                    Any Resolutions
-----------------------------------------------------------------------------------------------------------------------
Manual TagTool 1.1       When tagging documents using        Three known  causes as   Resolution for 1 & 3)
                         "secure pdf" function file size     of 11/28/00:
Auto TagTool 1.1         goes to 0 bytes. Tag tool                                    Check encryption pack by
                         indicates that tagging was          1) For OS NT 4.0,        opening I.E. click help; about
                         successful, however, the file is    Windows  95 & 98 error   IE. Cipher Strength shows
                         not able to be read afterwards.     will occur if the 128    what encryption level is n
                                                             bit encryption version   browser. If it is not 128
                                                             of   I.E. is not         bit, download from
                                                             installed on machine.

                                                                                      95 + 98
                                                             2) For OS NT 4.0 &       http://www.microsoft.com/
                                                             Windows 3000 error       windows/ie/download/
                                                             will occur if used       128bit/intro.htm
                                                             logged onto computer
                                                             does not have
                                                             administrative rights.   2000
                                                                                      http://www.microsoft.com/
                                                             3) For Windows 2000
                                                             windows2000/downloads/
                                                             error will occur if
                                                             recommended/encryption/
                                                             "High Encryption
                                                             Pack" default.asp
                                                             is not installed.
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.0      Invalid property array index.       Ini file is missing      New ini file for tag tool must
                                                             from program files.      be provided to user. Ini file
                                                             Correct product lines    is inserted into
                                                             and cert levels are
                                                             not listed.              C:/Program Files/PDF
                                                                                      Tag Tool/

                                                                                      FINAL RESOLUTION: TAG TOOL
                                                                                      V1.1 DOES NOT REQUIRE.
                                                                                      AUTOMATICALLY INSTALLS.
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Error during installation.          Corrupt install.         Resolved.
                         Error while trying to register                               Fixed set-up and
                         rope.dll If click ignore                                     replaced new Version 1.1
                         installation will finish but                                 on the network and webstie.
                         registration will not work using
                         username and password.
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool          Error when attempting to tag a      System file missing      Resolved in Version 1.1
1.1                      document. The PDFInto could not     from  pdftagtool
                         be located or created in the file.  program files
-----------------------------------------------------------------------------------------------------------------------

Solution Component       Error Description/                  Known Causes for
                         Operating System                    Error                    Any Resolutions
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.0,     Error: "ActiveX component cannot    User does not have full  Have User install Acrobat on
1.1                      create the PDF Info Object"         version of Acrobat       machine.
                                                             installed
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Error with registering using .srk   Running                  Send Client XML to register
                         files.  If a person is not able     pdftagtool.exe-m  does   and drop folder into Tag Tool
                         to, or does not wish to register    not bring upthe          Program file.
                         using the username and password     appropriate prompt for
                         then they should be able to run     an srk file.
                         Pdftagtool.exe-m from the command
                         line and  register the tool using
                         an srk file that  SignOnline sent
                         them.
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Windows 98                          Error in Tag Tool        Error in Tag Tool set-up file
                                                             set-up file
                         After installing the tag tool the                            RESOLVED: New Version 1.1
                         date  folder  with xml and  error                            Set-up fixed.
                         log is not created
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Windows 98                          XML file did notrun      RESOLVED: new Version 1.1
                                                             during tag tool install  set-up fixed
                         During Tag Tool registration
                         received error:

                         "The application could not be       Signer has IE 4.0        Have signer install IE 5.0 loaded.
                         Registration information                                     higher with high encryption pack
                         could not be verified. The
                         application will now shut down."

                                                             Signer not  registered   Double check signer username
                                                             in SAFE properly         and password for the SAFE
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Windows 98                          Error in set-up          RESOLVED: new Version 1.1
                         During tagging of document                                   set-up fixed
                         Error: Class does not support
                         automation  or does not support
                         expected interface
-----------------------------------------------------------------------------------------------------------------------
Manual Tag Tool 1.1      Windows 2000                        Error in set-up/old      RESOLVED: new  Version  1.1
                         During  installation  Data folder   version of Tag Tool      set-up fixed
                         and xml error log not installed
                         Would  not  accept  username  and
                         password for registration
-----------------------------------------------------------------------------------------------------------------------
PKI/ Authentication      Unknown Error                       Transmission to          RESOLVED. Component fixed.
Platform                 Error Code-a010                     Experian

                         Receive error after successfully    Component error
                         answer all out of  wallet           talking to Experian
                         questions and click on continue.

                         Application   hangs   and  error
                         appears
-----------------------------------------------------------------------------------------------------------------------

Solution Component       Error Description/                  Known Causes for
                         Operating System                    Error                    Any Resolutions
-----------------------------------------------------------------------------------------------------------------------
PKI/   Authentication                                                                 Unresolved to date.
Platform                 SOL_Cert.Request.GetClientCA        Transmission issue.
                         error "800a01ad"

                         Active X component  can't  create
                         object   SQL    up_SOLCERT_Get
                         ClientCAID 172
                         ConnectString Server-RP2020

                         Database=SOL/default.asp
                         Line 103
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Signing Software intermittently     Believe submitting       None to date.
Software  v 1.1          takes too long to upload submit     data twice.
1.0?                     signed documents. Signing
                         software does not indicate that
                         the document has been submitted
                         until long after.
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Error when signer has last name     Name on certificate is   Training issue.
Software v 1.0, 1.1      that includes a space " ". If       not broken down into     To remedy in 2.0.
                         document is tagged for a signer     first name and last
                         whose last name includes a space    name. It is simply
                                                             one string of text.
                                                             Signing software
                                                             identifies first
                                                             portion of text as
                                                             first name and last
                                                             portion of text as
                                                             last name. If there
                                                             is a space in the
                                                             last name it will
                                                             only identify last
                                                             part as "last
                                                             name".
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Error opening document, file read   User does not have       Check encryption pack by
Software 1.1;            error has occurred. Error           appropriate encryption   opening I.E. click help; about
1.0?                     displayed when attempting to open   pack to open locked      IE. Cipher Strength shows
                         a "locked"  pdf  document with      pdfs.                    what encryption level is on
                         Acrobat                                                      browser. If it is not 128
                                                                                      bit, download from
                                                                                      95 + 98
                                                                                      http://www.microsoft.com/
                                                                                      windows/ie/download/128bit
                                                                                      /intro.htm
                                                                                      2000
                                                                                      http://www.microsoft.com/
                                                                                      windows2000/downloads/
                                                                                      recommended/encryption/
                                                                                      default.asp
-----------------------------------------------------------------------------------------------------------------------

Solution Component       Error Description/                  Known Causes for
                         Operating System                    Error                    Any Resolutions
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Error Message: "Unauthorized        Proxy server running;    Still resolving proxy issue;
Software 1.1;            Internet session status 401"
1.0?                                                         Also could be error in   Reinstall the signing software
                                                             registry  entry  that    plug-in.
                                                             holds the username and
                                                             password for the https
                                                             connection to server.
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Error message: "Unable to sign      When using high          For now, check if correct pin
Software 1.1; 1.0?       document"                           security certificate,    is entered for cert.
                                                             if the wrong pin is      Next version of signing
                                                             entered for the cert     software to have more detailed
                                                                                      messaging.
-----------------------------------------------------------------------------------------------------------------------
SmartSAFE 1.1            Folder Properties: Folder parties   SmartSAFE uses SSN as    To be resolved with SmartSAFE
                         and document signed by fields: If   primary key for all      v 3.0; remove SSN as primary
                         document is tagged with an          signers. Once a          key.
                         incorrect social security number,   signer has already
                         then signed and submitted to        been added with a SSN,   Possible alert/warning in
                         SmartSAFE an incorrect name will    the SmartSAFE            TagTool 2.0 regarding "are you
                         be displayed in the "documents      associates the name      sure you entered correct SSN?"
                         signed by" field if the incorrect   tied to that SSN in
                         social had been used to sign        database regardless of
                         other documents. Synopsis:          name on cert.
                         Signer 1 submits document that was
                         correctly tagged with their SSN.
                         Signer 2 submits document tagged
                         (incorrectly) with Signer 1's SSN.
                         SmartSAFE displays Signer 1 as
                         signer even though signed with
                         Signer 2 cert.
-----------------------------------------------------------------------------------------------------------------------
PKI/   Authentication    Unable to receive duplicate         VeriSign issue.          To resolve when reinstate
Platform                 certificate using exact same name                            service with VeriSign.
                         on SmartSignature Application
-----------------------------------------------------------------------------------------------------------------------
SmartSignature V1.1;     Error during  download of signing   https   cert  is  not    Just click "OK" and continue
1.0?                     software:  Authenticode  is  not    linked  correctly  to    to download file
                         valid                               file, signing software
                                                             install
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Clicking on the signing  software   Proxy server running     Currently investigating
Software v 1.1; 1.0?     button  in  Acrobat,  while  the
                         proxy  server is on,  results  in
                         the following error message:

                         "Unable to locate SignOnline time
                         server."   Clicking   "OK,"  the
                         plug-in does not launch.
-----------------------------------------------------------------------------------------------------------------------

Solution Component       Error Description/                  Known Causes for
                         Operating System                    Error                    Any Resolutions
-----------------------------------------------------------------------------------------------------------------------
SmartSignature           Upon the plug-in's starting, and    Proxy server running      Currently investigating
Software v 1.1; 1.0?     after the user clicks  "submit,"
                         if the proxy server is on,  the
                         following error message appears:
                         "Error  401:  Internal session
                         unauthorized. The  document was
                         not submitted."
-----------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8(k)

The License and Conveyance Agreements between Seller and 3G International (dated March 9, 2000) and Seller and Maximus (September 29, 2000) grant an irrevocable licenses to the SmartSignature Software to 3G International and Maximus to use and relicense (subject to approval in certain situations) the Software under the terms and conditions set forth therein. (Note Maximus acquired the applicable subsidiary of 3G International in 2000). To date, neither party has requested the ability to re-license the SmartSignature software.

The Consulting Services Agreement with Archon Technologies, Inc. dated July 25, 2000 grants to SignOnline a license to use certain "Background Technology" in connection with the SmartSAFE Software.

BACKGROUND TECHNOLOGY

COMPONENTS

Generic Database Component
- Provides communication to database for insert, updates, deletes and reads. Also provided/supports transaction to SQL Server.

Generic Logging Component
- Error, Web, Database, Audit with ability to send to the Event Log, Queue, or Database

Generic File Upload Component
- Allows for uploading any file to the web server.

Membership Directory(LDAP) Component
- Ability to build tree menus and page items from the LDAP, query the LDAP, export and import nodes from an LDAP server.

User Mgmt Component
 - allows for password changing in either NT/2000 or LDAP also provides ability to add users, delete users, and check group membership of a user.

Message Queue Component
- Provides generic Microsoft Message Queue function like sending, peeking, getting, listing of queue messages.

Generic File Component
- Provides the ability to stream back a file from the disk.

WebUtil Component
- Primary function is providing TableFromRS where a html table is generated from a RecordSet (which can be data from any source) and provides display, sorting, filtering and paging.

RegUtil Component
- Provides generic function for reading and writing to the Windows 9x, NT and 2000 Registry.

CryptUtil Component
- Provides very generic and simple encryption capabilities.

ZipUtil Component
- Zipping and Unzipping component

Distribution Util
- Provides Mail and FTP distribution of files

SERVICES
File Listener Services
- NT/2000 services that listens for files arriving in a particular directory at a given interval and calls any component defined to it for processing of that file.

ASP PAGES AND SCRIPTS
Webshell
- Provides the generic three frame shell for applications with a top header with menu items, a left application feature navigation frame and a center contents frame.

WebXMLHelp
- Using XML, provides context sensitive help within a web application. XML file is created with the Archon-Tech WebHelp application that creates the XML file for the web, and a set of ASP pages provide the context sensitive and help listing on the web.

JavaScript UI Validation Script
- Provides a set of reusable function for HTML form field validation.

Calendar
Generic calendar ASP pages that provide the date picker.

ASP Feedback Mechanism
- Generic feedback mechanism pages for the web.

LDAP Authentication Pages
- Provides web based forms authentication and validation to the LDAP.

                                  SCHEDULE 8(l)

CUSTOMERS

1st PM Factors Bankcorp
21st Capital Corp
Alta Vista
Integrated Capital
Leasepoint.com
LoanGenie Nationwide
Archon Technologies,
Inc.

                                  SCHEDULE 8(m)

The Consulting Services Agreement with Archon Technologies, Inc. dated July 25, 2000 grants to SignOnline a license to use certain "Background Technology" (as defined therein) in connection with the SmartSAFE Software. This agreement is a Contract listed on Schedule E of the Agreement to be assigned to Buyer pursuant to the Agreement. The Background Technology is necessary to operate the SmartSAFE Software in substantially the same manner as it may presently be operated by Seller.

The following software is used in the data center operations. This software is readily available in the marketplace. The license are standard and were not negotiated..

Legato Networker                              Legato                  Disaster Recovery solution
SQL Server 7.0 Enterprise  Edition,           Microsoft               Database,  Operating System,
Windows 2000 Advanced Server,                                         Membership Directory
Site Server 3.0                                                       software
New Atlanta Servlett Exec                     New Atlanta             Used to talk to Experian
Manager Software;                             EMC                     Used to manage SAN Solution
Product Manager Software;
Volume Logix;
Power Path
VeriSign OnSite                               VeriSign                Used to run PKI Platform
Experian Modules                              Experian                Used to run Authentication
                                                                      Platform
Active PDF                                    Active PDF              To watermark SAFE docs (V
                                                                      2.0 release)
Adobe Key License                             Adobe                   Permits "plug-in" of
                                                                      SmartSignature

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                                  SCHEDULE 8(o)

                                      None

                                                                       EXHIBIT D
                                  SCHEDULE 8(r)

The company filed the appropriate extension papers for federal and state taxes, filed by Barlett, Pringle and Wolf,LLP. The extension dates were to Sept.15, 2001. The company does not expect to owe any taxes, on a federal or state level.

The company owes the state of Delaware a franchise tax of $1,326.25 that was due April of 2001.

All amounts due to the State of Delaware or any other governmental authority shall attach to the proceeds of the sale of the Assets pursuant to the Agreement.